BOLY GROUP HOLDINGS CORP.

Unaudited Pro forma Financial Information

(Unaudited)

F-1

BOLY GROUP HOLDINGS CORP.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2017

(Amount expressed in United States Dollars (“US$”))

	Historical	Historical	Pro Forma		Pro Forma
	BGHC	USVR	Adjustments		Combined
ASSETS
Current assets:
Cash and cash equivalents	$6,849	$1,235,061	2,390,810	(a)	$3,632,720
Accounts receivables	-	-			-
Other receivables, deposits and prepayments	-	208,138			208,138
Total current assets	6,849	1,443,199			3,840,858

Non-current assets:
Plant and equipment, net	-	267,703			267,703

TOTAL ASSETS	$6,849	$1,710,902			$4,108,561

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Amounts due to related company	$45,043	$1,217,378	(800,000	)(a)	$462,421
Other payables and accrued liabilities	59,354	1,676,162	(660	)(a)	1,734,856
Total current liabilities	104,397	2,893,540			2,197,277

Total liabilities	104,397	2,893,540			2,197,277

Total deficit:
Stockholders’ deficit:
Common stock	326	-	247,059	(a)(b)(c)	247,386
Paid-in capital	1,664,282	72,177	(72,177	)(a)(b)(c)	1,664,282
Additional paid-in capital	-	15,315	3,016,588	(a)(b)(c)	3,031,903
Accumulated deficit	(1,762,156)	(1,270,130)			(3,032,286)

Total stockholders’ deficit	(97,548)	(1,182,638)			1,911,285

Total deficit	(97,548)	(1,182,638)			1,911,285
TOTAL LIABILITIES AND DEFICIT	$6,849	1,710,902			$4,108,562

F-2

BOLY GROUP HOLDINGS CORP

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATION

FOR THE YEAR ENDED SEPT 30, 2017

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

	Historical	Historical	Pro forma	Pro Forma
	BGHC	USVR	Adjustment	Combined

Revenues	$-	$-		$-

Cost of revenue	-	-		-

Gross profit	-	-		-

Operating expenses:
General and administrative expenses	31,142	1,270,130		1,301,272
Total operating expenses	31,142	1,270,130		1,301,272

Loss from operation	(31,142)	(1,270,130)		(1,301,272)

Other income /(expenses)
Interest expense	-	-		-
Other income	-	-		-
Total other income/(expenses)	-	-		-

LOSS BEFORE INCOME TAXES	(31,142)	(1,270,130)		(1,301,272)

Income tax expense	(872)	-		-

NET LOSS	$(32,014)	$(1,270,130)		$(1,301,272)

Less: Net loss attributable to non-controlling interest	-

NET LOSS ATTRIBUTABLE TO THE COMPANY	$(32,014)	(1,270,130)		$(1,301,272)

Net loss per share *	$			$

Weighted average shares outstanding

F-3

BOLY GROUP HOLDINGS CORP

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2017

(Unaudited)

NOTE 1 – BACKGROUND OF ORGANISATION

On February 6, 2018, Boly Group Holdings Corp. or the Company or BGHC, and US VR Global Inc or USVR, consummated a Share Exchange Agreement (the “Share Exchange Agreement”). In connection with the Share Exchange Transaction, the Company issued 126,000,041 shares of its Common Stock at $2.79 per share in acquiring 51.00% in the equity shares of USVR from USVR Shareholders at the first closing and issued 121,058,863 shares of its Series A Preferred Stock in acquiring the balance 49% of equity shares of USVR from USVR Shareholders at second closing.

NOTE 2 – BASIS OF PRESENTATION

Due to the control of BGHC and USVR by a common director, the acquisition of USVR represented a transaction among entities under common control. Pursuant to ASC 805-50-25, “Transactions Between Entities Under Common Control” and other SEC, the acquisition of USVR was accounted for as a transaction among entities under common control and the assets, liabilities, revenues and expenses of USVR were carried over to and combined with BGHC at their carrying values, and as if the transaction occurred at the beginning of the period.

Although the Company is the legal acquirer, USVR was considered the acquirer for accounting purposes as a common director obtained control of USVR, prior to obtaining control of the Company on February 6,2018. USVR will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity. Accordingly, the consolidated assets, liabilities and results of operations of USVR will become the historical financial statements of USVR, and BGHC’s assets, liabilities and results of operations will be consolidated with USVR beginning on the acquisition date. These pro forma financial statements are presented as a continuation of USVR.

The pro forma balance sheet as of September 30, 2017 is based on the historical financial statements of BGHC after giving effect to USVR’s acquisition of BGHC as a transaction among entities under common control and applying the assumptions and adjustments described in the notes to the pro forma financial statements as if such acquisition had occurred as of September 30, 2017 for the balance sheet for pro forma financial statements purposes.

The pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with USVR’s historical financial statements included elsewhere in this Amendment to the Current Statement on Form 8-K for the period ended September 30, 2017 as Exhibits filed with SEC herewith.

The pro forma financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on September 30, 2017, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between USVR and BGHC since such amounts, if any, are not presently determinable.

NOTE 3 – PRO FORMA ADJUSTMENTS

The pro forma financial statements have been prepared as if the acquisition of first closing and second closing were completed on September 30, 2017 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

(a)	To reflect the increase of paid up capital and additional paid up capital.
(b)	To reflect the issuance of 126,000,041 shares of common stock at $2.79 per share of BGHC for the acquisition of 51.00% of USVR outstanding capital stock
(c)	To reflect the issuance of 121,058,863 shares of Series A Preferred Stock at $2.79 per share of BGHC for the acquisition of balance 49.00% of USVR outstanding capital stock.

F-4

BOLY GROUP HOLDINGS CORP. Unaudited Pro forma Financial Information (Unaudited)

F-1

BOLY GROUP HOLDINGS CORP.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF DECEMBER 31, 2017

(Amount expressed in United States Dollars (“US$”))

	Historical BGHC	Historical USVR	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$781	$478,610	712,810	(a)	$1,192,201
Other receivables, deposits and prepayments	-	273,808			273,808
Total current assets	781	752,418			1,466,009

Non-current assets:
Plant and equipment, net	-	443,443			443,443

TOTAL ASSETS	$781	$1,195,861			$1,909,452

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Amounts due to related companies	$647	$870,844	(800,000	)(a)	a 71,491
Other payables and accrued liabilities	89,299	2,204,577	(1,678,660	)(a)	615,216
Total current liabilities	89,946	3,075,421			686,707

Total liabilities	89,946	3,075,421			686,707

Total deficit:
Stockholders’ deficit:
Common stock	326	-	247,059		247,385
Paid-in capital	1,678,301	72,177	(72,177	)(a)(b)(c)	1,678,301
Additional paid-in capital	-	15,315	3,016,588	(a)(b)(c)	3,031,903
Accumulated deficit	(1,767,792)	(1,967,052)			(3,734,844)

Total stockholders’ deficit	(89,165)	(1,879,560)			1,222,745

Total deficit	(89,165)	(1,879,560)			1,222,745
TOTAL LIABILITIES AND DEFICIT	$781	$1,195,861			$1,909,452

F-2

BOLY GROUP HOLDINGS CORP

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATION

FOR THE YEAR ENDED DEC 31, 2017

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

	Historical BGHC	Historical USVR	Pro forma Adjustment	Pro Forma Combined

Revenue	$-	$-		$-

Cost of revenue	-	-		-

Gross profit	-	-		-

Operating expenses:
General and administrative expenses	(35,730)	(1,967,052)		(2,002,782)
Total operating expenses	(35,730)	(1,967,052)		(2,002,782)

Loss from operation	(35,730)	(1,967,052)		(2,002,782)

Other income /(expenses)
Interest expense	-	-		-
Other income	-	-		-
Total other income/(expenses)	-	-		-

LOSS BEFORE INCOME TAXES	(35,730)	(1,967,052)		(2,002,782)

Income tax expense	(872)	-		-

NET LOSS	$(37,650)	$(1,967,052)		$(2,002,782)

Less: Net loss attributable to non-controlling interest	-	-		-

NET LOSS ATTRIBUTABLE TO THE COMPANY	$(37,650)	(1,967,052)		$(2,002,782)

Net loss per share *	$			$

Weighted average shares outstanding

F-3

BOLY GROUP HOLDINGS CORP

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF DECEMBER 31, 2017

(Unaudited)

NOTE 1 – BACKGROUND OF ORGANISATION

On February 6, 2018, Boly Group Holdings Corp. or the Company or BGHC, and US VR Global Inc or USVR, consummated a Share Exchange Agreement (the “Share Exchange Agreement”). In connection with the Share Exchange Transaction, the Company issued 126,000,041 shares of its Common Stock at $2.79 per share in acquiring 51.00% in the equity shares of USVR from USVR Shareholders at the first closing and issued 121,058,863 shares of its Series A Preferred Stock in acquiring the balance 49% of equity shares of USVR from USVR Shareholders at second closing.

NOTE 2 – BASIS OF PRESENTATION

Due to the control of BGHC and USVR by a common director, the acquisition of USVR represented a transaction among entities under common control. Pursuant to ASC 805-50-25, “Transactions Between Entities Under Common Control” and other SEC, the acquisition of USVR was accounted for as a transaction among entities under common control and the assets, liabilities, revenues and expenses of USVR were carried over to and combined with BGHC at their carrying values, and as if the transaction occurred at the beginning of the period.

Although the Company is the legal acquirer, USVR was considered the acquirer for accounting purposes as a common director obtained control of USVR, prior to obtaining control of the Company on February 6, 2018. USVR will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity. Accordingly, the consolidated assets, liabilities and results of operations of USVR will become the historical financial statements of USVR, and BGHC’s assets, liabilities and results of operations will be consolidated with USVR beginning on the acquisition date. These pro forma financial statements are presented as a continuation of USVR.

The pro forma balance sheet as of September 30, 2017 is based on the historical financial statements of BGHC after giving effect to USVR’s acquisition of BGHC as a transaction among entities under common control and applying the assumptions and adjustments described in the notes to the pro forma financial statements as if such acquisition had occurred as of September 30, 2017 for the balance sheet for pro forma financial statements purposes.

The pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with USVR’s historical financial statements included elsewhere in this Amendment to the Current Statement on Form 8-K for the period ended September 30, 2017 as Exhibits filed with SEC herewith.

The pro forma financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on September 30, 2017, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between USVR and BGHC since such amounts, if any, are not presently determinable.

NOTE 3 – PRO FORMA ADJUSTMENTS

The pro forma financial statements have been prepared as if the acquisition of first closing and second closing were completed on December 31, 2017 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

(a)	To reflect the increase of paid up capital and additional paid up capital.

(b)	To reflect the issuance of 126,000,041 shares of common stock at $2.79 per share of BGHC for the acquisition of 51.00% of USVR outstanding capital stock
(c)	To reflect the issuance of 121,058,863 shares of Series A Preferred Stock at $2.79 per share of BGHC for the acquisition of balance 49.00% of USVR outstanding capital stock.

F-4